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                                                                     Exhibit 4.1

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
 COMMON STOCK                                                     COMMON STOCK

PAR VALUE $.001                                       THIS CERTIFICATE IS TRANSFERRABLE IN
                                                           NEW YORK, NY OR CHICAGO, IL

CERTIFICATE                       [NAVTEQ LOGO]                                SHARES
  NUMBER                                                             * * 6 0 0 6 2 0 * * * * * *
 ZQ 000220                                                           * * * 6 0 0 6 2 0 * * * * *
                                                                     * * * * 6 0 0 6 2 0 * * * *
                               NAVTEQ CORPORATION                    * * * * * 6 0 0 6 2 0 * * *
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   * * * * * * 6 0 0 6 2 0 * *

THIS CERTIFIES THAT        MR. SAMPLE & MRS. SAMPLE &               CUSIP 63936L 10 0
                            MR. SAMPLE & MRS. SAMPLE
                                                           SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of             * * * SIX HUNDRED THOUSAND
                           SIX HUNDRED AND TWENTY* * *

           FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

NAVTEQ CORPORATION (HEREINAFTER CALLED THE "COMPANY"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.


                                                       DATED [[Month Day, Year]]
/s/ Judson Green                     [SEAL]
    President                                          COUNTERSIGNED AND REGISTERED:
                                     NAVTEQ            COMPUTERSHARE INVESTOR SERVICES, LLC.
                                  INCORPORATED         (CHICAGO)
                                    DECEMBER           TRANSFER AGENT AND REGISTRAR,
                                       18
                                      1987
                                    DELAWARE
                                   CORPORATION


/s/ Lawrence M. Kaplan                                 By
   Secretary                                             ----------------------------
                                                             AUTHORIZED SIGNATURE

                        SECURITY INSTRUCTIONS ON REVERSE
                                                                           14969

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common               UNIF GIFT MIN ACT- ..............Custodian...............
                                                                  (Cust)                  (Minor)
TEN ENT -as tenants by the entireties                       under Uniform Gifts to Minors Act...............
                                                                                                 (State)
JT TEN  -as joint tenants with right of     UNIF TRF MIN ACT ......................Custodian (until age...)...........
         survivorship and not as tenants                            (Cust)                                  (Minor)
         in common                                          under Uniform Transfers to Minors Act...............
                                                                                                     (State)

        Additional abbreviations may also be used though not in the above list.

NAVTEQ CORPORATION

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For value received,_______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE                     _______________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:                20                 Signature:
      ----------------  -----                      -----------------------------


Signature(s) Guaranteed:                 Signature:
                                                   -----------------------------
BY:                                                Notice: THE SIGNATURE TO THIS
   ---------------------------                             ASSIGNMENT MUST
THE SIGNATURE(S) SHOULD BE                                 CORRESPOND WITH THE
GUARANTEED BY AN ELIGIBLE                                  NAME AS WRITTEN UPON
GUARANTOR INSTITUTION (Banks,                              THE FACE OF THE
Stockbrokers, Savings and Loan                             CERTIFICATE, IN EVERY
Associations and Credit                                    PARTICULAR, WITHOUT
Unions) WITH MEMBERSHIP IN AN                              ALTERATION OR
APPROVED SIGNATURE GUARANTEE                               ENLARGEMENT, OR ANY
MEDALLION PROGRAM, PURSUANT TO                             CHANGE WHATEVER.
S.E.C. RULE 17Ad-15.

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SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING
WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.